FIRST AMENDMENT TO
EXECUTIVE CHANGE OF CONTROL SEVERANCE AGREEMENT
This First Amendment (this “Amendment”) to the Executive Change of Control Severance Agreement by and between Civeo Corporation (the “Company”) and Carolyn Stone (“Executive”), dated May 10, 2015 (the “Executive Agreement”), is hereby entered into by the Company and Executive, effective as of April 4, 2022 (the “Amendment Effective Date”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Executive Agreement.
WHEREAS, the Company and Executive desire to amend the Executive Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the foregoing, effective as of the Amendment Effective Date, the Executive Agreement is hereby amended as follows:
1.Section 4(A) is hereby amended and restated in its entirety to read as follows:
“(A)    Within 15 days of the expiration of the Release Period (as defined in Section 12), the Company shall pay to Executive in a lump sum, in cash, an amount equal to 2.0 times the sum of Executive’s (i) Termination Base Salary and (ii) Target AICP.”
2.Except as expressly amended hereby, the Executive Agreement shall remain in full force and effect and is specifically ratified and reaffirmed.
3.This Amendment will be governed by and construed in accordance with the laws of the State of Texas without regard to conflicts of law principles.
4.This Amendment may be executed in any number of counterparts, including by electronic mail or facsimile, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment effective for all purposes as of the Amendment Effective Date.

CIVEO CORPORATION

By:     /s/ Bradley J. Dodson
                            Name: Bradley J. Dodson
                            Title: President & CEO

                            EXECUTIVE

                             /s/ Carolyn Stone
                            Name: Carolyn Stone

Signature Page to First Amendment to
Executive Change of Control Severance Agreement